U. S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 20, 2004

            U.S. Canadian Minerals, Inc.
    -----------------------------------------------------
   (Exact name of registrant as specified in its charter)

          Nevada                      0-25523              33-0843633
   ---------------------        --------------------      ------------
(State or other jurisdiction    (Commission File No.)      (I.R.S.
   of incorporation)                                      Identification No.)

       4955 S. Durango #215, Las Vegas, NV		  89113
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    (Address of principal executive offices)             (Zip Code)

   Registrant's Phone: (702) 433-8223  Fax: (702)


- --------------------------------------------------------------
   (Former name or former address, if changed, since last
                           report)


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On May 20, 2004, the Board of Directors elected John S. Woodward as the President of the Company and Richard A. Taulli as the Treasurer.

Mr. Woodward has been a licensed attorney in the State of California since 1980. He holds degrees from the University of Southern California and Southwestern University School of Law.

Richard A. Taulli graduated from the University of California Riverside with Bachelor of Science Honors in Mechanical
Engineering in 1972.   Mr. Taulli was a member of the Board
of Directors as well as Corporate Secretary of Juina Mining Corporation for over 3 years

                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 U.S. Canadian Minerals, Inc.


Date:    May 25, 2004            By:
                                 -----------------------
                                 Rendal Williams
                                 Chief Executive Officer